Exhibit 10.45


                                                           EXECUTION COUNTERPART


                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT


                  AMENDMENT NO. 1 dated as of September 26, 2001, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies ("XL CAPITAL"), X.L. AMERICA, INC., a Delaware corporation ("XL AMERICA"), XL INSURANCE LTD, a Bermuda limited liability corporation ("XL INSURANCE"), XL EUROPE LTD, a company incorporated under the laws of Ireland ("XL EUROPE") and XL RE LTD, a Bermuda limited liability corporation ("XL RE" and, together with XL Capital, XL America, XL Insurance and XL Europe, each a "BORROWER" and each a "GUARANTOR" and, collectively, the "BORROWERS" and the "GUARANTORS"; the Borrowers and the Guarantors being collectively referred to as the "OBLIGORS"), each of the lenders that is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                  The Obligors, the Lenders and the Administrative Agent are parties to a 364-Day Credit Agreement dated as of June 29, 2001 (the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrowers in an aggregate principal amount not exceeding $500,000,000. The Obligors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and accordingly the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. AMENDMENTS. Effective as provided in Section 4 below, the Credit Agreement is hereby amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Clause (b) of Section 4.04 is hereby amended to read in its entirety as follows:

                  "(b) NO MATERIAL ADVERSE CHANGE. Since December 31, 2000, there has been no material adverse change in the assets, business, financial condition or operations of such Borrower and its Subsidiaries, taken as a whole, except for losses caused by or relating to or arising out of the terrorist events of September 11, 2001; PROVIDED, HOWEVER, that XL Capital remains in compliance with Section 7.06."


                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

                  2.03. Section 7.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 7.06. CONSOLIDATED NET WORTH. XL Capital will not permit its Consolidated Net Worth to be less than $4,250,000,000."

                  Section 3. REPRESENTATIONS AND WARRANTIES. Each Obligor hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties set forth in Article IV of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said
Article IV to "this Agreement" includes reference to this Amendment No. 1 and
(ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

                  Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 above shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                  4.01. EXECUTION BY ALL PARTIES. This Amendment No. 1 shall have been executed and delivered by each of the Obligors and the Required Lenders.

                  4.02. AMENDMENT FEE. The Administrative Agent shall have received for the account of each Lender that consents to this Amendment No. 1 (evidenced by receipt by the Administrative Agent of an executed counterpart of this Amendment No. 1) an amendment fee in an amount equal to 0.03% of the sum of Revolving Credit Exposures and unused Commitments of each such Lender.

                  4.03. OTHER DOCUMENTS. Receipt by the Administrative Agent of such other documents as the Administrative Agent or special New York counsel to Chase may reasonably request.

                  Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Administrative Agent may have under the Credit Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Credit Agreement. XL Capital shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                               X.L. AMERICA, INC.,
                               as a Borrower and a Guarantor


                               By /s/ MARTHA BANNERMAN
                                  ------------------------------------------
                                  Name:  Martha Bannerman
                                  Title: Executive Vice President & General
                                         Counsel

                               XL INSURANCE LTD,
                               as a Borrower and a Guarantor


                               By /s/ CHRIS COELHO
                                  ------------------------------------------
                                  Name:  Chris Coehlo
                                  Title: Chief Financial Officer

                               XL EUROPE LTD,
                               as a Borrower and a Guarantor


                               By /s/ FIONA MULDOON
                                  ------------------------------------------
                                  Name:  Fiona Muldoon
                                  Title: Chief Financial Officer
                                         and Company Secretary

                               XL RE LTD,
                               as a Borrower and a Guarantor


                               By /s/ HENRY C. V. KEELING
                                  ------------------------------------------
                                  Name:  Henry C. V. Keeling
                                  Title: President & Chief Executive Officer





                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

                  IN WITNESS WHEREOF, XL Capital has caused this Amendment No. 1 to be duly executed as a Deed by an authorized officer as of the day and year first above written.

                               EXECUTED AS A DEED by XL CAPITAL LTD,
                               as a Borrower and a Guarantor

                               /s/ PAUL GIORDANO
                               ---------------------------------------------
                               witness

                               By /s/ MICHAEL SIESE
                                  ------------------------------------------
                                  Name:  Michael Siese
                                  Title:  Senior Vice President & Controller




















                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

                                  LENDERS

                                  THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent


                                  By  /s/ HELEN L. NEWCOMB
                                     -----------------------------------------
                                     Name:  Helen L. Newcomb
                                     Title: Vice President


                                  CITIBANK, N.A.

                                  By: /s/ MICHAEL A. TAYLOR
                                     -----------------------------------------
                                     Name:  Michael A. Taylor
                                     Title: Vice President


                                  MELLON BANK, N.A.

                                  By: /s/ KARLA K. MALOOF
                                     -----------------------------------------
                                     Name:  Karla K. Maloof
                                     Title:  Vice President


                                  BANK OF AMERICA, N.A.

                                  By: /s/ DEBRA BASLER
                                     -----------------------------------------
                                     Name:  Debra Basler
                                     Title: Vice President




                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

                            BANK ONE, NA

                            By: /s/ GRETCHEN ROETZER
                               ---------------------------------
                               Name:  Gretchen Roetzer
                               Title: Assistant Vice President


                            BARCLAYS BANK PLC

                            By: /s/ RP JOHNSON
                               --------------------------------
                               Name:  RP Johnson
                               Title: Relationship Director

                            By:
                               --------------------------------
                               Name:
                               Title:

                            By:
                               --------------------------------
                               Name:
                               Title:


                            CREDIT LYONNAIS NEW YORK BRANCH

                            By: /s/ KEN RICCIARDI
                               --------------------------------
                               Name:  Ken Ricciardi
                               Title: VP


                            DEUTSCHE BANK AG

                            By: /s/ RUTH LEUNG
                               --------------------------------
                               Name:  Ruth Leung
                               Title: Director

                            By: /s/ CLINTON JOHNSON
                               --------------------------------
                               Name:  Clinton Johnson
                               Title: Managing Director


                            DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                            By: /s/ JONATHAN WALLIN
                               --------------------------------
                               Name:  Jonathan Wallin
                               Title: Vice President

                            By: /s/ ERIKA WALTEB-ENGEMANN
                               --------------------------------
                               Name:  Erika Walteb-Engemann
                               Title: Director





                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

                               FLEET NATIONAL BANK

                               By: /s/ LAWRENCE DOWNS
                                  ---------------------------------------
                                  Name:  Lawrence Downs
                                  Title: Associate


                               LLOYDS TSB BANK PLC

                               By: /s/ MICHAEL GILLIGAN
                                  -------------------------------------------
                                 Name:  Michael Gilligan
                                 Title: Director, Financial Institutions, USA

                               By: /s/ PAUL D. BRIAMONTE
                                  -------------------------------------------
                                 Name:  Paul D. Briamonte
                                 Title: Director


                               THE BANK OF BERMUDA LIMITED

                               By: /s/ A. KERRY DAVISON
                                  -------------------------------------------
                                 Name:  A. Kerry Davidson
                                 Title: VP - Credit Manager,
                                        Corporate Cash Management

                               By: /s/ MICHAEL COLLINS
                                  -------------------------------------------
                                 Name:  Michael Collins
                                 Title: Head of Corporate Cash Management


                               ABN AMRO BANK N.V., LONDON BRANCH

                               By: /s/ DW MILLS
                                  -------------------------------------------
                                 Name: DW Mills
                                 Title:

                               By: /s/ MARTYN TAPLIN
                                  -------------------------------------------
                                 Name: Martyn Taplin
                                 Title:



                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

                               BANCO SANTANDER CENTRAL HISPANO, S.A.

                               By: /s/ PHIL PERRY
                                  ---------------------------------------
                                  Name:  Phil Perry
                                  Title: Senior Vice President

                               By: /s/ SEN LOUIE
                                  ---------------------------------------
                                  Name:  Sen Louie
                                  Title: Assistant Vice President

                               COMERICA BANK

                               By: /s/ MARTIN G. ELLIS
                                  ---------------------------------------
                                  Name:  Martin G. Ellis
                                  Title: Vice President


                               FIRST UNION NATIONAL BANK

                               By: /s/ DANIEL J. NORTON
                                  ---------------------------------------
                                  Name:  Daniel J. Norton
                                  Title: Director


                               NATIONAL WESTMINSTER BANK PLC

                               By: /s/
                                  ---------------------------------------
                                  Name:
                                  Title:


                               STATE STREET BANK AND TRUST COMPANY

                               By: /s/ EDWARD M. ANDERSON
                                  ---------------------------------------
                                  Name:  Edward M. Anderson
                                  Title: Vice President




                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT